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                                                                   EXHIBIT 23


                      [DELOITTE & TOUCHE LLP LETTERHEAD]



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 2-89801, No. 33-28490, No. 33-33693, No. 33-60787, and No. 33-65656 on Form S-8
of Williams-Sonoma, Inc. of our reports dated April 15, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended January 28, 1996.


/s/ Deloitte & Touche LLP

April 24, 1996



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